                                                                    EXHIBIT 99.3

                               UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed financial statements including the notes thereto, give effect to the February 29, 2000 acquisition of mySimon, Inc. ("mySimon") by CNET Networks, Inc. ("CNET") in a transaction accounted for as a purchase. In connection with the acquisition, CNET issued 10,725,927 shares of its common stock and 364,730 options, having a combined total value of approximately $678.2 million, to the shareholders of mySimon. The condensed financial statements are based on and are qualified in their entirety by reference to, and should be read in conjunction with, the consolidated financial statements of CNET Networks, Inc, as previously filed, and mySimon, included herein.

The unaudited pro forma condensed statements of operations for the year ended December 31, 1999 give effect to the acquisition of mySimon as if it had occurred on January 1, 1999. The unaudited pro forma condensed statements of operations for the three months ended March 31, 2000 give effect to the acquisition of mySimon as if it had occurred on January 1, 2000. The unaudited pro forma condensed balance sheet as of December 31, 1999 gives effect to the acquisition of mySimon as if the acquisition had occurred on that date.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been consummated as of the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                                CNET AND MYSIMON
             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                DECEMBER 31, 1999

                                     (OOO's)




                                                                                      PROFORMA          PROFORMA
                                                           CNET         MYSIMON      ADJUSTMENTS        COMBINED
                              ASSETS
Current assets:
     Cash and cash equivalents ......................   $    53,063   $    16,956                      $    70,019
     Investments in marketable debt securities ......        65,985            --                           65,985
     Investments in marketable equity securities ....       785,909            --                          785,909
     Accounts receivable, net .......................        24,628         1,073                           25,701
     Other current assets ...........................        18,743            75                           18,818
     Restricted cash ................................           740            --                              740
                                                        -----------   -----------    -----------       -----------
          Total current assets ......................       949,068        18,104             --           967,172

Investments in marketable debt securities ...........       109,802            --                          109,802
Investments in marketable equity securities .........            --            --                               --
Property and equipment, net .........................        30,044         2,159                           32,203
Other assets ........................................        50,609           122                           50,731
Goodwill ............................................        90,788            --        665,292 (a)       765,080
                                                        -----------   -----------    -----------       -----------
                                                        $ 1,230,311   $    20,385    $   665,292       $ 1,915,988
                                                        ===========   ===========    ===========       ===========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable ...............................   $    11,461   $       821                      $    12,282
     Accrued liabilities ............................        16,398         5,670                           22,068
     Current portion of long-term debt ..............         5,750         1,000                            6,750
     Income taxes payable ...........................         5,398            --                            5,398
     Deferred tax liability .........................       306,352            --                          306,352
                                                        -----------   -----------    -----------       -----------
          Total current liabilities .................       345,359         7,491             --           352,850

Long-term debt ......................................       179,114            --                          179,114
                                                        -----------   -----------    -----------       -----------
          Total liabilities .........................       524,473         7,491             --           531,964

Stockholders' equity:
     Preferred stock ................................            --        28,022        (28,022)(b)            --
     Common stock ...................................             7         1,237         (1,237)(b)             7
     Additional paid in capital .....................       218,670        10,911        667,275 (c)       896,856
     Other comprehensive income and stock based
      compensation ..................................       121,409        (7,874)         7,874 (d)       121,409
     Retained earnings (deficit) ....................       365,752       (19,402)        19,402 (b)       365,752
                                                        -----------   -----------    -----------       -----------
          Total stockholders' equity ................       705,838        12,894        665,292         1,384,024
                                                        -----------   -----------    -----------       -----------
                                                        $ 1,230,311   $    20,385    $   665,292       $ 1,915,988
                                                        ===========   ===========    ===========       ===========

                                CNET AND MYSIMON
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                DECEMBER 31, 1999

                                     (OOO's)





                                                                            PROFORMA         PROFORMA
                                                  CNET        MYSIMON      ADJUSTMENTS       COMBINED
Revenues:
   Internet .................................   $ 104,887    $   1,683                         106,570
   Broadcast ................................       7,458           --                           7,458
                                                ---------    ---------                      ----------
      Total revenues ........................     112,345        1,683                         114,028

Cost of revenues:
   Internet .................................      35,619          475                          36,094
   Broadcast ................................       8,341           --                           8,341
                                                ---------    ---------                      ----------
      Total cost of revenues ................      43,960          475                          44,435
                                                ---------    ---------                      ----------
Gross profit ................................      68,385        1,208                          69,593

Operating expenses:
   Sales and marketing ......................      91,660       11,630                         103,290
   Development ..............................       7,561        2,894                          10,455
   General and administrative ...............      15,266        5,320       (3,258)(d)         17,328
   Amortization of goodwill .................      15,036           --      221,764 (e)        236,800
                                                ---------    ---------    ---------         ----------
      Total operating expenses ..............     129,523       19,844      218,506            367,873
                                                ---------    ---------    ---------         ----------
Operating income(loss) ......................     (61,138)     (18,636)    (218,506)          (298,280)

Other income (expense):
   Gain (loss) on investments ...............     734,138           --                         734,138
   Interest income (expense), net ...........       1,223          519                           1,742
                                                ---------    ---------                      ----------
   Total other income (expense)  ............     735,361          519                         735,880
                                                ---------    ---------                      ----------
   Net income (loss) before income taxes ....   $ 674,223    $ (18,117)                        437,600

    Income taxes ............................     257,315           --      (91,027)(g)        166,288
                                                ---------    ---------                      ----------
   Net income (loss) after income taxes .....   $ 416,908    $ (18,117)                        271,312
                                                =========    =========                      ==========


Basic net income (loss) per share ...........   $    5.80                                   $     3.29


Diluted net income (loss) per share .........   $    5.05                                   $     2.88


Shares used in calculating
  basic per share data ......................      71,820                    10,725             82,545


Shares used in calculating
  diluted per share data ....................      83,373                    10,959             94,332

                                CNET AND MYSIMON
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                 MARCH 31, 2000

                                     (OOO's)


                                                                          PROFORMA         PROFORMA
                                                   CNET     MYSIMON      ADJUSTMENTS       COMBINED
Revenues:
   Internet .................................   $ 42,043    $  1,060                         43,103
   Broadcast ................................      2,323          --                          2,323
                                                --------    --------                       --------
      Total revenues ........................     44,366       1,060                         45,426

Cost of revenues:
   Internet .................................     14,072         122                         14,194
   Broadcast ................................      2,722          --                          2,722
                                                --------    --------                       --------
      Total cost of revenues ................     16,794         122                         16,916
                                                --------    --------                       --------
Gross profit ................................     27,572         938                         28,510

Operating expenses:
   Sales and marketing ......................     14,728       3,672                         18,400
   Development ..............................      2,447         652                          3,099
   General and administrative ...............      5,994       6,041          (4,985)(d)      7,050
   Amortization of goodwill .................     28,114          --          55,701 (f)     83,815
                                                --------    --------     -----------       --------
      Total operating expenses ..............     51,283      10,345          50,716        112,364
                                                --------    --------     -----------       --------
Operating income(loss) ......................    (23,711)     (9,427)       ( 50,716)       (83,854)

Other income (expense):
   Gain (loss) on investments ...............     (3,966)         --                         (3,966)
   Interest income (expense), net ...........        (13)         86                             73
                                                --------    --------                       --------
   Total other income (expense)  ............     (3,979)         86                         (3,893)
                                                --------    --------                       --------
   Net income (loss) before income taxes ....   $(27,690)   $ (9,341)                       (87,747)

   Income taxes ............................         --          --                              --
                                                --------    --------                       --------
   Net income (loss) after income taxes .....   $(27,690)   $ (9,341)                       (87,747)
                                                ========    ========                       ========


Basic net income (loss) per share ...........   $  (0.36)                                  $  (1.00)


Diluted net income (loss) per share .........   $  (0.36)                                  $  (1.00)


Shares used in calculating
  basic per share data ......................     77,422                      10,726         88,148


Shares used in calculating
  diluted per share data ....................     77,422                      10,726         88,148

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) Basis of Presentation

         The unaudited pro forma condensed statement of operations for the year ended December 31, 1999 gives effect to the acquisition of mySimon as if it had occurred on January 1, 1999. The unaudited pro forma condensed statement of operations for the three months ended March 31, 2000 gives effect to the acquisition of mySimon as if it had occurred on January 1, 2000. The unaudited pro forma condensed balance sheet as of December 31, 1999 gives effect to the acquisition of mySimon as if it had occurred on that date. The condensed financial statements, including the notes thereto, should be read in conjunction with the consolidated financial statements of CNET, as previously filed on Form 10K and 10-Q, and mySimon, included herein.

(2) Pro Forma Adjustments

     (a) Reflects the purchase price that is allocated to goodwill (which will be amortized over 3 years) after adjusting for one full year of amortization.

The purchase price was allocated based on the estimated fair value of the acquired assets and liabilities. The preliminary allocation is as follows (in thousands):

Purchase Price                                                        $ 678,186
Assets Acquired
         Cash                                          16,956
         Accounts receivable, net                       1,073
         Property, plant, and equipment, net            2,159
         Other assets                                     197
Liabilities Assumed                                    (7,491)
                                                      -------
Net Assets Acquired                                    12,894            12,894
                                                      -------         ---------
Goodwill                                                              $ 665,292

     (b) Reflects the elimination of mySimon preferred and common stock, mySimon accumulated deficit, and reflects one year of goodwill amortization.

     (c) Reflects the 10,725,927 shares of CNET's common stock and 364,730 options issued for the acquisition of mySimon.

     (d)   Reflects the elimination of stock based compensation.

     (e)   Reflects one-year amortization of goodwill.

     (f)   Reflects three months amortization of goodwill.

     (g)  Reflects the adjustment for tax expense.

(3) Pro Forma Income/(Loss) Per Share

         The pro forma basic and diluted net income/(loss) per share calculation assumes that the 10,725,927 shares of CNET's common stock and 364,730 options issued in the acquisition were outstanding for the entire year in 1999. For the three months ended March 31, 2000, the options are not included because their effect is anti-dilutive.